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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   December 30, 1998
                                                         -------------------


                          PLATINUM SOFTWARE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                     000-20740              33-0277592
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification Number)


                              195 TECHNOLOGY DRIVE
                          IRVINE, CALIFORNIA 92618-2402
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                    (Address of Principal Executive Offices)


                                 (949) 453-4000
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS.

        Zoo Acquisition Corp. ("Merger Sub"), which was a wholly owned subsidiary of Platinum Software Corporation, a Delaware corporation (the "Registrant"), was merged (the "Merger") with and into DataWorks Corporation, a Delaware corporation ("DataWorks") pursuant to an Agreement and Plan of Reorganization dated as of October 13, 1998, as amended as of October 30, 1998 among the Registrant, Merger Sub and DataWorks (the "Acquisition Agreement"). The terms of the Acquisition Agreement were determined through arms' length negotiations between the Registrant and DataWorks. The Merger became effective at 11:59 p.m., California time, on December 31, 1998 (the "Effective Time"), the date of the filing of the Certificate of Merger with the Delaware Secretary of State. At the Effective Time: (i) Merger Sub ceased to exist; (ii) DataWorks, as the surviving corporation in the Merger, became a wholly owned subsidiary of the Registrant and (iii) subject to the provisions of the Acquisition Agreement relating to the payment of fractional shares, each share of Common Stock of DataWorks, $0.001 par value per share ("DataWorks Common Stock") existing immediately prior to the Effective Time was converted into the right to receive
0.794 shares (the "Exchange Ratio") of the Registrant's Common Stock, $0.001 par value per share ("Registrant Common Stock").

        In addition, pursuant to the Acquisition Agreement, upon the Effective Time, each outstanding option or right to purchase DataWorks Common Stock under the DataWorks 1995 Equity Incentive Plan, the DataWorks 1995 Non-Employee Directors Stock Option Plan, the Interactive 1997 Nonstatutory Stock Option Plan, the Interactive 1995 Stock Option Plan, each outstanding option or right to purchase DataWorks Common Stock under Nonstatutory Stock Option Agreements between DataWorks and certain DataWorks employees and each outstanding warrant to purchase DataWorks Common Stock was assumed by the Registrant and became an option or right to purchase Registrant Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio.

        The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a purchase for financial reporting purposes in accordance with generally accepted accounting principles. The assets of DataWorks were used, prior to the Effective Time, to develop, market, implement and support open systems, client/server based Enterprise Resource Planning software for mid-range discrete manufacturing companies with annual revenues between $3 million and $1 billion.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS.

        The following financial statements and exhibits are filed as part of this Report, where indicated.

        (a) Financial statements of business acquired, prepared pursuant to Rule 3.05 of Regulation S-X:

               The financial statements required pursuant to this Item 7(a) will be filed within 60 days of the date of this filing.

        (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

               The pro forma financial information is unavailable as of the date of this filing. Such information will be filed within 60 days of the date of this filing.


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        (c) Exhibits in accordance with Item 601 of Regulation S-K:

         Exhibit No.      Description
         -----------      -----------
            2.1           Agreement and Plan of Reorganization, dated as of
                          October 13, 1998, as amended as of October 30, 1998 among Platinum Software Corporation, Zoo Acquisition
                          Corp. and DataWorks Corporation. (Incorporated herein by reference to Registrant's Registration Statement on Form S-4 (No. 333-67577)).

            2.2 Certificate of Merger between DataWorks Corporation and Zoo Acquisition Corp.

           99.1           Press release dated January 5, 1999.

ITEM 8  CHANGE IN FISCAL YEAR.

        On December 30, 1998 the Board of Directors of the Registrant determined to change the Registrant's fiscal year from June 30 of each year to December 31 of each year. The transition period from June 30, 1998 to January 1, 1999 will be covered in the Registrant's Annual Report on Form 10-K to be filed by the Registrant no later than March 31, 1999.



                                INDEX TO EXHIBITS


          EXHIBIT
          NUMBER          DESCRIPTION
          -------         -----------
            2.1           Agreement and Plan of Reorganization, dated as of
                          October 13, 1998, as amended as of October 30, 1998 among Platinum Software Corporation, Zoo Acquisition
                          Corp. and DataWorks Corporation. (Incorporated herein by reference to Registrant's Registration Statement on Form S-4 (No. 333-67577)).

            2.2 Certificate of Merger between DataWorks Corporation and Zoo Acquisition Corp.

           99.1           Press release dated January 5, 1999.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLATINUM SOFTWARE CORPORATION



Dated: January 13, 1999                     By: /s/ PERRY TARNOFSKY
                                                --------------------------------
                                                Perry Tarnofsky
                                                Vice President



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